Content Schedule

1.
This Content Schedule incorporates the terms of the Master Reseller Agreement (the "Master Agreement") between Vodafone Group Services Limited ("VGSL"), registered in England (registered number 3802001), having its registered office at Vodafone House, The Connection, Newbury, Berkshire RG14 2FN, United Kingdom and the Content Provider (as defined below) dated 17 January 2005.

2.
When signed by VGSL and the Content Provider this Content Schedule is a standing offer by the Content Provider of the applicable Content (as defined below) to all Vodafone Group Companies on the terms of the Master Agreement and this Content Schedule:

3.	A Vodafone Group Company may accept the Standing Offer by completing and signing the Contract Acceptance Notice and following the procedure set out in the Master Agreement.

1. Content Provider	Waat Media Corporation; United States of America; Company reg. 2512380; Address: 18226 Ventura Blvd. Suite 102, Tarzana, CA 91356.

2. Content	The Company will supply the following video Content to Vodafone Omnitel N.V. in accordance with agreement as subject to the Vodafone Omnitel N.V. self regulatory code. 52 Erotic videos
	Real Media (GPRS)	max 90 seconds
	3GP - profilo low (GPRS)	max 90 seconds
3GP - profilo high (Umts) both streaming/download max 150 seconds. max size 2, 8 Mega naming convention: videonumber_contentprovider_length_description_description_encoding.filetype ES:
	10001_p_90_jenny_blonde realmedia.rm	(real media 90 seconds)
	10001_p_90_jenny_blonde_low.3gp	(profilo low 90 seconds)
	10001_p_30_jenny_blonde_high.3gp	(profilo high 30 seconds)

NB
Each video must be in three format and must have the naming convention as indicated up

52 Erotic video MMS:
max 30 seconds

52 Erotic MMS (slide show)

Games

Titles
• Vivid EroTrix
• Vivid Bombs 'N Boobs
• Peach Babe Quest XXX
• Playgirl Blox

Contents For each title we need: • one title sreenshot higt resolution, gif format; • one title sreenshot higt resolution 200x200, gif or tif format; • coywryte and for each title and each devices we need: • File jad; • File jar, • One in game screenshot, git format;

3. Content Provider Branding Guidelines	Waat Media will provide branded content per VGSL's guidelines.

4. Marketing Materials	Waat Media will provide marketing materials as requested by VGSL and local operators.

5. Content Provider Revenue
Content Provider Revenue shall be [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2] of Net Revenue, less all the Deductions. It is understood that Deductions (if any) shall be deducted from the Content Provider

Revenue actually paid to the Content Provider in accordance with Clause 10.2.

The Content Provider and VGSL shall seek to agree reasonable commercial models for 'promotional' content and bundled content as and when required.

6. Content Protection	The Content Provider shall be responsible for protecting the Content.

7. Hosting	The Content Provider will provide the Content directly to Vodafone Omnitel NV for hosting by Vodafone Omnitel NV.

8. Languages	All languages as may be reasonably requested by VGSL from time to time.

9. Territories	Italy only

10. Mobile Devices (to include but not limited to the following)	Category	Handset

	UMTS	Motorola V1050
	UMTS	Sharp 902
	UMTS	Samsung Z105
	UMTS	Samsung Z107
	UMTS	Sony Ericsson Z1010
	UMTS	Sony Ericsson V800
	UMTS	Motorola V980
	UMTS	Sharp 902
	UMTS	Motorola E1000
	UMTS	Nokia 6630
	VL Advanced	Sharp TQ-GX20
	VL Advanced	Nokia 6600
	VL Advanced	Motorola V525m
	VL Advanced	Sharp TQ-GX10 e GX10i
	VL Advanced	SonyEricsson T610
	VL Advanced	Panasonic X60
	VL Advanced	Panasonic X70
	VL Advanced	Sharp TQ-GX30
	VL Advanced	Panasonic GD87a
	VL Advanced	Nokia 7650
	VL Advanced	Nokia 3200
	VL Advanced	Nokia 3650
	VL Advanced	Nokia 7250 e 7250i

VL Advanced	Panasonic x701
VL Advanced	Samsung SGH E700 E710
VL Advanced	Samsung SGH E810i
VL Advanced	Motorola V600
VL Advanced	Nokia 3100
VL Advanced	Nokia 6230
VL Basic	SonyEricsson T68i
VL Basic	Motorola C550
VL Advanced	SonyEricsson Z600
VL Basic	Motorola T7201
VL Basic	Motorola C350
VL Advanced	Nokia 7610
VL Basic	Panasonic G60

VL Basic	Non certificati
VL Advanced	Sagem my-V55
VL Basic	Siemens C62
Alcatel OT735
Sagem CX 2
Alcatel - OT531

Blackberry

VL Advanced	Panasonic X400
VL Advanced	Samsung SGH P400
VL Advanced	Panasonic G50
VL Advanced	Nokia 6220
UMTS	LG 8110
UMTS	LG 8120
N9500
VL Advanced	Nokia 3660
VL Advanced	Samsung SGH E310
VL Basic	LG G5400
VL Basic	SonyEricson T310
VL Advanced	Samsung SGH V200
VL Advanced	Siemens S55
VL Basic	Panasonic GD67
VL Advanced	Siemens MC60
VL Advanced	Panasonic GD87
VL Advanced	Alcatel OT565
VL Advanced	Mitsubishi Trium Eclipse
VL Advanced	Samsung E100
VL Advanced	Nokia 6820
VL Advanced	Siemens Hera
VL Basic	Nokia 6650
VL Advanced	Samsung SGH X100
VL Advanced	Sagem my-G5
VL Advanced	Siemens SXI
VL Basic	Telit G80
VL Basic	Philips Fisio 822
VL Basic	Philips Fisio 825
VL Advanced	Nokia 7600
VL Advanced	Siemens SL55
VL Advanced	Siemens M55
VL Basic	Ericsson T68
VL Advanced	Samsung SGH Z100
VL Basic	BlackBerry 7230
VL Advanced	Siemens A60
VL Advanced	Sharp GX15
VL Advanced	Nokia 3300
VL Advanced	Sagem my-X5
VL Advanced	Motorola V525
VL Advanced	SonyEricsson Amy
VL Advanced	Nokia7200
VL Advanced	PanasonicG51

VL Basic	EricssonT68
VL Basic	SamsungSGH-S500
VL Basic	SamsungSGH-P100
VL Advanced	AlcatelOneTouch 535

11. Format	Vodafone Omnitel NV shall deliver the Content in the format described in attached document Exhibit 1.

12. Purchase Options	As agreed from time to time.

13. VGSL Certification	Unless VGSL gives written notice otherwise, all Content requires certification by a QA Company.

14. Delivery Timetables
The company will make available to Vodafone Omnitel N.V. 52 video clips, 52 video mms, 52 mms, games from April 1st 2005 in the formats indicated on Exhibit 1. (Other Formats if necessary will be made available at a mutually agreed upon time).

15. Relevant Contacts	The Content Provider:

Technical - Camill Sayadeh
 Tel: +1818 708 9995
 Mob: +1 818 723 2488
 Fax: +1818 708 0598
 camill@waatmedia.com

Commercial - Adi Mcabian
                        Tel: +1818 708 9995
                        Mob: +1818 644 1300
                        Fax: +1 818 708 0598
                        adi@waatmedia.com

Financial - Lena Barseghian Tel: +1 818 708 9995 Mob: +1 818 687 1377 Fax: +1 818 708 0598 lena@waatmedia.com

VGSL:

Commercial - Andrew Stalbow Tel: +44 207 212 0591 Mob: +44 7717 618 919 Fax: +44 207 212 0701 E-mail: Andrew.stalbow@vodafone.com

16. Tax Residence	The same country as the registered address of the Content Provider set out above.

17. Content Provider's bank account details for electronic transfer payments
Payment by VGSL to the Content Provider shall be made by BACS to the following bank account

Bank: EAST WEST BANK, 18321 Ventura Blvd. Tarzana, CA 91356

Account Name: The Waat Corporation

Account No.: 8270-2648

ABA# 322070381

The currency of this Agreement shall be in Euros. All financial reports, statements, invoices, charges and payments made by one Party to the other shall be in Euros.

18. Special Conditions
The Content Provider will comply with all VGSL/Vodafone content standards, guidelines and policies provided to the Content Provider from time to time. The Content Provider shall also provide reasonable assistance to help create such standards and guidelines from time to time.

The Commencement Date for this Content Schedule shall be 1 April 2005.

The Contents can be distributed/supplied through the following technical channels:

•  the WAP portal
•  the VL! Portal
•  the WEB portal
•  the VO download platform
•  the VO streaming platform
•  the VO portal
•  PDA
•  UMTS
•  AREA BUSINESS
•  BLACKBERRY

Signed on behalf of VGSL:	Signed on behalf of Content Provider:

/s/ Graeme Ferguson VGSL authorized signatory	/s/ Camill Sayadeh Content Provider authorized signatory
Print name: Graeme Ferguson	Print name: Camill Sayadeh
Position: Director of Global Content Development	Position: Head of Operations
Date signed: 08/04/2005	Date signed: 29/03/05

*WE HAVE REQUESTED CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS CONTAINED IN THIS EXHIBIT. THE COPY FILED AS AN EXHIBIT OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.*

Exhibit 1

Format

Real Media (GPRS)

File format	Real Media
Video codec	Real Video 8
Audio codec	Real Audio 8 Voice (G2,RA8)
Bitrate control	Constant bitrate
MaxTarget bitrate	30 Kbps
Video bitrate	23.6 Kbps
Audio bitrate	6.4 Kbps
Encoded Frame rate	10 fps
Exporting mode	Two pass encoding
Frame size	176x144 (QCIF)

3GP - profilo low (GPRS)

Encoder	Helix Producer Plus 10
Container	3GP
Video Codec	MPEG4
Bitrate control	Constant bitrate
Total bitrate	30 Kbps
Video bitrate	21 Kbps
Audio Codec	AMR-NR
Audio bitrate	7950 bps
FpS	12.5
Key frame	5
Hinting Type	Streaming optimized for server
Exporting mode	Two pass encoding
Frame size	176x144 (QCIF)

3GP - profilo high (Umts) both streaming/download

Encoder	Helix Producer Plus 10
Container	3GP
Video Codec	MPEG4
Bitrate control	Constant bitrate
Total bitrate	110 Kbps
Video bitrate	100 Kbps
Audio Codec	AMR-NR
Audio bitrate	10200 bps
FpS	12.5
Key frame	5
Hinting Type	Streaming optimized for server
Exporting mode	Two pass encoding
Max file size	950 KB (very important, be careful)
Frame size	176x144 (QCIF)

The parameters indicated above could be subjected to changes of the values so it will be retain valid until a new communication of VO.